CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

DERIVED INFORMATION   8/01/03

$350,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$550,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

$350,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2003-5

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	263,375,000	II	Senior/Adj	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
M-1	33,000,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	22,000,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A/A2/A
M-3	5,500,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A-/A3/A-
B-1	11,000,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB+/Baa1/BBB+
B-2	8,250,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB/Baa2/BBB
B-3	6,875,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.1]	BBB-/Baa3/BBB-
Total	350,000,000

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	200,000,000	I	Senior/Adj	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
A-IO-1	Notional (4)	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
A-IO-2	Notional (5)	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	0	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes 4% CPR increasing to 20% CPR in month 12 and the adjustable rate collateral ramp assumes 6% CPR increasing to 28% CPR in month 18.  Bonds are priced to call at 100% of the Pricing Prepayment Speed and assuming one-month libor and six-month libor are 1.10% and 1.15%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 45.00% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 17) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.90%] and (b) the excess, if any, of 8.00% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.10%] over one-month LIBOR.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	[100%] Ocwen Federal Bank, FSB
Trustee:	TBD
Cut-off Date:	On or about August 1, 2003 for the initial Mortgage Loans.
Investor Settlement:	On or about [August 29, 2003], Closing Date [August 28, 2003]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in September 2003.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, August 25, 2003) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4% CPR in month 1, increasing by approximately 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 6% CPR in month 1, increasing by approximately 1.2941% CPR per month to 28% CPR in month 18, and remaining at 28% CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class M-3:

  A-/A3/A-

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 20% - 25%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates
ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

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SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.90%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month LIBOR for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.10%] over one-month LIBOR for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 45.00%.

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Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

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Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicer and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan that was repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) with respect to the November 2003 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any Distribution Date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans in the related loan group as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	15.75%	17.00%	34.00%
M-1	9.75%	11.00%	22.00%
M-2	5.75%	7.00%	14.00%
M-3	4.75%	6.00%	12.00%
B-1 B-2 B-3	2.75% 1.25% 0.00%	4.00% 2.50% 1.25%	8.00% 5.00% 2.50%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

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Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.25]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.50]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Rolling Three Month Delinquency Rate:

For any Distribution Date will be a percentage, equal to the average of the 60+ day delinquency rates (including all bankruptcies, foreclosures and REO properties) on the mortgage pool for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in September 2006 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 34.00%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates

Cumulative Loss Percentage

September 2006 – August 2007

[2.50%]*

September 2007 – August 2008

[4.00%]*

September 2008 – August 2009

[5.25%]*

September 2009 – August 2010

[5.50%]*

September 2010 and thereafter

                 [6.00%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the cut-off date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the cut-off date occurs and ending on the Cut-off date prior to the close of business on September 30, 2003, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the cut-off date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

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Overcollateralization Commencement Date:

Either (i) the November 2003 Distribution Date or (ii) the September 2003 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial cut-off date) which were less than 30 days delinquent as of the initial cut-off date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial cut-off date occurs and ending on the initial cut-off date, prior to the close of business on September 30, 2003.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed on each Distribution Date as follows:
1. From Group 2, to the Trustee, the trustee fee, if any; 2. From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;
3. From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;
4. From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

1.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balance of such class is reduced to zero;
2. From Group 1, to the Class A-2 Certificates, until the Class Certificate principal balance is reduced to zero;

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3. From Group 2, to the Class R Certificates and then to the Class A-2 Certificates until the Class Certificate Balances have been reduced to zero;
4. From Group 2, to the Class A-1 Certificates until the Class Certificate Balance is reduced to zero;
5. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
6. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, the Group 1 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

2.

From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2    and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X Certificates;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x)   the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1

Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

(ii) sequentially, to (x) the Class A-2 Certificates and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(e) to the Class B-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(f) to the Class B-2 Certificates, until the Class Principal Balance of such class has been reduced to zero; and

(g) to the Class B-3 Certificates, until the Class Principal Balance of such class has been reduced to zero

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2. (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (previous page), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

6.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

7.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

8.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

9. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

1.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

11.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

17. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 18. To the Class R Certificates, any remaining amount.

CSFB

           CREDIT SUISSE FIRST BOSTON

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Amounts on deposit in the Interest Rate Cap Account (as described on page 16) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (previous page) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (previous page) on such Distribution Date.

CSFB

           CREDIT SUISSE FIRST BOSTON

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To Call

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.5	3.8	2.9	1.9	1.6	1.3
First Pay (Month/Year)	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay (Month/Year)	6/18	3/14	7/11	10/08	12/07	7/06

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	7.0	5.3	4.2	4.2	3.5
First Pay (Month/Year)	9/08	2/07	10/06	3/07	6/07	7/06
Last Pay (Month/Year)	6/18	3/14	7/11	10/08	12/07	4/07

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	7.0	5.3	4.0	3.8	3.7
First Pay (Month/Year)	9/08	2/07	9/06	12/06	1/07	2/07
Last Pay (Month/Year)	6/18	3/14	7/11	10/08	12/07	4/07

Class M-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	7.0	5.3	3.9	3.7	3.6
First Pay (Month/Year)	9/08	2/07	9/06	11/06	1/07	2/07
Last Pay (Month/Year)	6/18	3/14	7/11	10/08	12/07	4/07

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	7.0	5.3	3.9	3.6	3.5
First Pay (Month/Year)	9/08	2/07	9/06	10/06	11/06	12/06
Last Pay (Month/Year)	6/18	3/14	7/11	10/08	12/07	4/07

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	7.0	5.3	3.8	3.5	3.4
First Pay (Month/Year)	9/08	2/07	9/06	10/06	10/06	11/06
Last Pay (Month/Year)	6/18	3/14	7/11	10/08	12/07	4/07

Class B-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.7	5.1	3.6	3.3	3.2
First Pay (Month/Year)	9/08	2/07	9/06	9/06	9/06	9/06
Last Pay (Month/Year)	6/18	3/14	7/11	10/08	12/07	4/07

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

To Maturity

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.8	4.2	3.2	2.1	1.7	1.3
First Pay (Month/Year)	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay (Month/Year)	11/30	11/25	1/21	4/15	5/13	7/06

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.9	7.7	5.9	4.5	4.6	5.1
First Pay (Month/Year)	9/08	2/07	10/06	3/07	6/07	7/06
Last Pay (Month/Year)	10/27	11/21	11/17	11/12	5/11	11/11

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.8	7.6	5.8	4.3	4.0	4.1
First Pay (Month/Year)	9/08	2/07	9/06	12/06	1/07	40/7
Last Pay (Month/Year)	1/26	2/20	6/16	12/11	7/10	7/09

Class M-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.7	7.5	5.7	4.1	3.9	3.8
First Pay (Month/Year)	9/08	2/07	9/06	11/06	1/07	2/07
Last Pay (Month/Year)	12/23	5/18	12/14	12/10	9/09	10/08

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.6	7.4	5.6	4.1	3.7	3.6
First Pay (Month/Year)	9/08	2/07	9/06	10/06	11/06	12/06
Last Pay (Month/Year)	3/23	11/17	6/14	8/10	6/09	8/08

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.3	7.2	5.5	3.9	3.6	3.4
First Pay (Month/Year)	9/08	2/07	9/06	10/06	10/06	11/06
Last Pay (Month/Year)	2/21	3/16	2/13	10/09	10/08	12/07

Class B-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.7	5.1	3.6	3.3	3.2
First Pay (Month/Year)	9/08	2/07	9/06	9/06	9/06	9/06
Last Pay (Month/Year)	6/18	3/14	7/11	10/08	12/07	4/07

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

Collateral Net WAC - Class A-2

Spot Libor

Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	7.13%	37	7.50%	73	7.48%	1	7.13%	37	10.44%	73	11.29%
2	7.13%	38	7.50%	74	7.48%	2	7.13%	38	10.46%	74	11.28%
3	7.13%	39	7.50%	75	7.48%	3	7.13%	39	10.45%	75	11.27%
4	7.13%	40	7.50%	76	7.48%	4	7.13%	40	10.58%	76	11.26%
5	7.13%	41	7.50%	77	7.48%	5	7.13%	41	10.85%	77	11.25%
6	7.13%	42	7.50%	78	7.48%	6	7.13%	42	11.16%	78	11.24%
7	7.13%	43	7.50%	79	7.48%	7	7.13%	43	11.15%	79	11.23%
8	7.13%	44	7.50%	80	7.48%	8	7.13%	44	11.14%	80	11.22%
9	7.13%	45	7.50%	81	7.48%	9	7.13%	45	11.14%	81	11.20%
10	7.13%	46	7.50%	82	7.48%	10	7.13%	46	11.15%	82	11.19%
11	7.13%	47	7.50%	83	7.48%	11	7.13%	47	11.30%	83	11.18%
12	7.13%	48	7.49%	84	7.48%	12	7.13%	48	11.42%	84	11.17%
13	7.13%	49	7.49%	85	7.48%	13	7.13%	49	11.41%	85	11.16%
14	7.13%	50	7.49%	86	7.48%	14	7.13%	50	11.40%	86	11.15%
15	7.13%	51	7.49%	87	7.48%	15	7.13%	51	11.39%	87	11.14%
16	7.14%	52	7.49%	88	7.48%	16	7.14%	52	11.39%	88	11.12%
17	7.14%	53	7.49%	89	7.48%	17	7.14%	53	11.50%	89	11.11%
18	7.14%	54	7.49%	90	7.48%	18	7.14%	54	11.49%	90	11.10%
19	7.14%	55	7.49%	91	7.48%	19	7.14%	55	11.48%	91	11.09%
20	7.14%	56	7.49%	92	7.47%	20	7.14%	56	11.46%	92	11.08%
21	7.14%	57	7.49%	93	7.47%	21	7.14%	57	11.45%	93	11.07%
22	7.23%	58	7.49%	94	7.47%	22	7.56%	58	11.44%	94	11.06%
23	7.36%	59	7.49%	95	7.47%	23	8.03%	59	11.45%	95	11.04%
24	7.49%	60	7.49%	96	7.47%	24	8.96%	60	11.44%	96	11.03%
25	7.49%	61	7.49%	97	7.47%	25	8.96%	61	11.43%	97	11.02%
26	7.49%	62	7.49%	98	7.47%	26	8.95%	62	11.42%	98	11.01%
27	7.49%	63	7.49%	99	7.47%	27	8.95%	63	11.41%	99	11.00%
28	7.49%	64	7.49%	100	7.47%	28	9.09%	64	11.39%	100	10.99%
29	7.49%	65	7.49%	101	7.47%	29	9.25%	65	11.38%	101	10.98%
30	7.49%	66	7.49%	102	7.47%	30	9.57%	66	11.37%	102	10.96%
31	7.49%	67	7.49%			31	9.56%	67	11.36%
32	7.49%	68	7.49%			32	9.56%	68	11.35%
33	7.49%	69	7.49%			33	9.55%	69	11.34%
34	7.49%	70	7.49%			34	9.69%	70	11.33%
35	7.49%	71	7.49%			35	10.13%	71	11.32%
36	7.49%	72	7.49%			36	10.45%	72	11.31%

_________________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 1.15%; run at the Pricing Scenario (to maturity).  Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2)

Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at the Pricing Scenario (to maturity).  Net WAC indicates the weighted mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

Collateral Net WAC - Mezzanine & Subordinate Classes

Spot Libor

Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	7.15%	37	7.43%	73	7.43%	1	7.15%	37	10.35%	73	11.46%
2	7.15%	38	7.43%	74	7.43%	2	7.15%	38	10.36%	74	11.45%
3	7.15%	39	7.43%	75	7.43%	3	7.15%	39	10.35%	75	11.44%
4	7.15%	40	7.43%	76	7.43%	4	7.15%	40	10.49%	76	11.43%
5	7.15%	41	7.43%	77	7.43%	5	7.15%	41	10.96%	77	11.42%
6	7.15%	42	7.43%	78	7.43%	6	7.15%	42	11.13%	78	11.41%
7	7.15%	43	7.43%	79	7.43%	7	7.15%	43	11.12%	79	11.40%
8	7.15%	44	7.43%	80	7.43%	8	7.15%	44	11.11%	80	11.38%
9	7.15%	45	7.43%	81	7.43%	9	7.15%	45	11.11%	81	11.37%
10	7.15%	46	7.43%	82	7.43%	10	7.15%	46	11.14%	82	11.36%
11	7.15%	47	7.43%	83	7.43%	11	7.15%	47	11.39%	83	11.35%
12	7.15%	48	7.43%	84	7.43%	12	7.15%	48	11.45%	84	11.34%
13	7.15%	49	7.43%	85	7.43%	13	7.15%	49	11.44%	85	11.33%
14	7.15%	50	7.43%	86	7.43%	14	7.15%	50	11.43%	86	11.32%
15	7.15%	51	7.43%	87	7.43%	15	7.15%	51	11.42%	87	11.31%
16	7.15%	52	7.43%	88	7.43%	16	7.15%	52	11.44%	88	11.30%
17	7.15%	53	7.43%	89	7.43%	17	7.15%	53	11.66%	89	11.29%
18	7.15%	54	7.43%	90	7.43%	18	7.15%	54	11.65%	90	11.28%
19	7.15%	55	7.43%	91	7.43%	19	7.15%	55	11.64%	91	11.26%
20	7.15%	56	7.43%	92	7.43%	20	7.15%	56	11.63%	92	11.25%
21	7.15%	57	7.43%	93	7.43%	21	7.15%	57	11.62%	93	11.24%
22	7.22%	58	7.43%	94	7.42%	22	7.49%	58	11.61%	94	11.23%
23	7.35%	59	7.43%	95	7.42%	23	8.15%	59	11.61%	95	11.22%
24	7.42%	60	7.43%	96	7.42%	24	8.68%	60	11.60%	96	11.21%
25	7.42%	61	7.43%	97	7.42%	25	8.68%	61	11.59%	97	11.20%
26	7.42%	62	7.43%	98	7.42%	26	8.68%	62	11.58%	98	11.19%
27	7.42%	63	7.43%	99	7.42%	27	8.67%	63	11.57%	99	11.18%
28	7.42%	64	7.43%	100	7.42%	28	8.79%	64	11.56%	100	11.17%
29	7.42%	65	7.43%	101	7.42%	29	9.04%	65	11.55%	101	11.15%
30	7.42%	66	7.43%	102	7.42%	30	9.22%	66	11.54%	102	11.14%
31	7.42%	67	7.43%			31	9.22%	67	11.53%
32	7.42%	68	7.43%			32	9.21%	68	11.51%
33	7.42%	69	7.43%			33	9.21%	69	11.50%
34	7.42%	70	7.43%			34	9.39%	70	11.49%
35	7.43%	71	7.43%			35	10.18%	71	11.48%
36	7.43%	72	7.43%			36	10.36%	72	11.47%

_________________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 1.15%; run at the Pricing Scenario (to maturity).  Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2)

Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at the Pricing Scenario (to maturity).  Net WAC indicates the weighted mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward Libor		Static Libor
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	16.95%	16.88%	19.55%	18.49%
Class M-2	12.00%	13.22%	14.55%	15.15%
Class M-3	10.80%	12.22%	13.35%	14.25%
Class B-1	8.55%	10.18%	11.00%	12.34%
Class B-2	7.05%	8.70%	9.35%	10.88%
Class B-3	6.35%	7.97%	8.35%	9.94%

CSFB

           CREDIT SUISSE FIRST BOSTON

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Interest Rate Cap

	Cap	Notional	1m Libor
Period	Payment Date	Balance	Strike
1	09/25/03	-	-
2	10/25/03	283,300,000	1.25%
3	11/25/03	269,100,000	1.25%
4	12/25/03	254,900,000	1.25%
5	01/25/04	240,800,000	1.25%
6	02/25/04	226,600,000	1.25%
7	03/25/04	218,100,000	1.25%
8	04/25/04	198,300,000	1.50%
9	05/25/04	187,000,000	1.50%
10	06/25/04	175,600,000	1.50%
11	07/25/04	167,100,000	1.75%
12	08/25/04	136,000,000	1.75%
13	09/25/04	124,600,000	1.75%
14	10/25/04	113,300,000	2.00%
15	11/25/04	102,000,000	2.00%
16	12/25/04	93,500,000	2.00%
17	01/25/05	79,300,000	2.25%
18	02/25/05	76,500,000	2.25%
19	03/25/05	70,800,000	2.25%

_________________________

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to the position difference, if any, between the current level of 1m libor over the 1m Libor Strike as displayed above for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 10.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$6,875,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

Class A-IO Notional Schedule

	Cap	Notional *
Period	Payment Date	Balance
1	09/25/03	-
2	10/25/03	526,700,000
3	11/25/03	504,300,000
4	12/25/03	482,900,000
5	01/25/04	462,400,000
6	02/25/04	442,800,000
7	03/25/04	424,000,000
8	04/25/04	406,000,000
9	05/25/04	388,800,000
10	06/25/04	372,300,000
11	07/25/04	356,500,000
12	08/25/04	341,300,000
13	09/25/04	326,800,000
14	10/25/04	312,900,000
15	11/25/04	299,600,000
16	12/25/04	286,900,000
17	01/25/05	274,700,000
18	02/25/05	263,000,000
19	03/25/05	251,900,000
20	04/25/05	241,100,000
21	05/25/05	230,900,000
22	06/25/05	221,100,000
23	07/25/05	211,700,000
24	08/25/05	202,700,000
25	09/25/05	-
26	Thereafter	-

_________________________

*

The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.  Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.  Approximately 6.1% of the mortgage loans do not provide for any payments of principal either (a) prior to the first rate adjustment date or (b) in the first five years from origination.

Total Number of Loans	4,176
Total Outstanding Loan Balance	$548,610,245		Min	Max
Average Loan Current Balance	$131,372		$2,291	$863,432
Weighted Average Original LTV	81.3%	*
Weighted Average Coupon	7.67%		5.10%	15.75%
Arm Weighted Average Coupon	7.58%
Fixed Weighted Average Coupon	7.93%
Weighted Average Margin	6.77%		2.75%	11.02%
Weighted Average FICO (Non-Zero)	629
Weighted Average Age (Months)	2
% First Liens	98.0%
% Second Liens	2.0%
% Arms	74.1%	**
% Fixed	25.9%	***
% of Loans with Mortgage Insurance	0.1%

*

Note, for second liens, CLTV is employed in this calculation

**

Including prefunding, adjustable rate loans shall represent approximately 75.0% of the total deal collateral

***

Including prefunding, fixed rate loans shall represent approximately 25.0% of the total deal collateral

CSFB

           CREDIT SUISSE FIRST BOSTON

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		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	28	7,443,144.72	1.36
5.51 - 6.00	157	32,942,431.32	6.00
6.01 - 6.50	289	57,714,913.85	10.52
6.51 - 7.00	539	92,890,196.36	16.93
7.01 - 7.50	603	89,313,474.99	16.28
7.51 - 8.00	721	94,432,502.30	17.21
8.01 - 8.50	501	62,528,860.20	11.40
8.51 - 9.00	473	53,164,413.11	9.69
9.01 - 9.50	243	23,517,239.07	4.29
9.51 - 10.00	138	13,030,549.61	2.38
10.01 - 10.50	72	6,463,497.23	1.18
10.51 - 11.00	46	3,332,164.30	0.61
11.01 - 11.50	50	3,094,322.07	0.56
11.51 - 12.00	49	1,994,194.89	0.36
12.01 - 12.50	34	1,016,862.08	0.19
12.51 - 13.00	52	1,187,606.72	0.22
13.01 - 13.50	63	1,522,194.30	0.28
13.51 - 14.00	88	2,274,161.98	0.41
14.01 - 14.50	8	158,253.45	0.03
14.51 >=	22	589,262.23	0.11
Total:	4,176	548,610,244.75	100.00

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	9	561,665.64	0.10
476 - 500	10	1,072,535.51	0.20
501 - 525	140	15,406,462.47	2.81
526 - 550	298	31,401,943.88	5.72
551 - 575	499	55,663,512.19	10.15
576 - 600	586	63,988,438.43	11.66
601 - 625	762	93,319,994.12	17.01
626 - 650	703	100,106,547.58	18.25
651 - 675	483	70,740,723.80	12.89
676 - 700	328	53,413,480.54	9.74
701 - 725	177	30,516,137.33	5.56
726 - 750	119	20,492,945.13	3.74
751 - 775	42	7,581,815.28	1.38
776 - 800	18	3,759,624.96	0.69
801 - 825	2	584,417.88	0.11
Total:	4,176	548,610,244.75	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
1 - 50,000	541	16,529,840.59	3.01
50,001 - 100,000	1,298	98,611,417.67	17.97
100,001 - 150,000	1,096	135,329,849.21	24.67
150,001 - 200,000	541	92,786,896.15	16.91
200,001 - 250,000	288	64,642,707.55	11.78
250,001 - 300,000	168	45,783,141.88	8.35
300,001 - 350,000	103	33,269,510.52	6.06
350,001 - 400,000	61	22,856,335.77	4.17
400,001 - 450,000	31	13,198,654.63	2.41
450,001 - 500,000	28	13,408,184.91	2.44
500,001 - 550,000	9	4,729,198.28	0.86
550,001 - 600,000	8	4,697,002.81	0.86
600,001 >=	4	2,767,504.77	0.50
Total:	4,176	548,610,244.75	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.00	86	7,959,511.29	1.45
50.01 - 55.00	35	4,260,267.50	0.78
55.01 - 60.00	59	7,174,522.64	1.31
60.01 - 65.00	81	9,261,667.45	1.69
65.01 - 70.00	155	23,888,892.23	4.35
70.01 - 75.00	295	40,599,000.73	7.40
75.01 - 80.00	1,814	264,294,178.77	48.18
80.01 - 85.00	465	61,049,543.92	11.13
85.01 - 90.00	520	73,948,049.37	13.48
90.01 - 95.00	190	20,918,825.45	3.81
95.01 - 100.00	476	35,255,785.38	6.43
Total:	4,176	548,610,244.75	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	2,792	339,525,724.99	61.89
Reduced	1,079	158,561,113.44	28.90
No Income/ No Asset	13	2,800,981.34	0.51
Stated Income / Stated Assets	292	47,722,424.97	8.70
Total:	4,176	548,610,244.75	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	3,940	525,944,382.46	95.87
Second Home	7	979,998.22	0.18
Investment	229	21,685,864.07	3.95
Total:	4,176	548,610,244.75	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
State	Loans	Balance	%
California	805	172,334,557.52	31.41
Florida	464	53,970,369.26	9.84
Illinois	180	24,436,666.17	4.45
Michigan	239	24,073,628.80	4.39
Ohio	270	23,019,119.90	4.20
Arizona	196	22,762,800.62	4.15
Washington	149	22,677,607.07	4.13
Texas	216	20,653,140.92	3.76
Missouri	175	16,042,880.16	2.92
Oregon	111	15,366,338.87	2.80
Pennsylvania	140	12,353,189.70	2.25
Virginia	85	12,299,257.14	2.24
Colorado	79	11,892,665.22	2.17
Indiana	133	10,760,177.75	1.96
Nevada	65	8,508,871.48	1.55
Other	869	97,458,974.18	17.76
Total:	4,176	548,610,244.75	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	2,134	273,966,487.82	49.94
Refinance - Rate Term	292	40,443,726.95	7.37
Refinance - Cashout	1,750	234,200,029.97	42.69
Total:	4,176	548,610,244.75	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 1Y	1	105,422.05	0.02
Arm 2/28	1,900	285,047,455.98	51.96
Arm 3/27	908	120,389,760.87	21.94
Arm 5/25	2	513,880.25	0.09
Arm 6 Month	2	379,692.29	0.07
Fixed Rate	1,363	142,174,033.31	25.92
Total:	4,176	548,610,244.75	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	3,433	434,144,885.82	79.14
PUD	334	57,641,000.83	10.51
2-4 Family	201	31,587,850.44	5.76
Condo	205	25,039,511.21	4.56
Manufactured Housing	3	196,996.45	0.04
Total:	4,176	548,610,244.75	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	7	1,612,228.47	0.40
4.01 - 4.50	57	11,838,232.03	2.91
4.51 - 5.00	135	24,774,882.35	6.10
5.01 - 5.50	215	43,297,638.90	10.65
5.51 - 6.00	290	48,766,682.23	12.00
6.01 - 6.50	255	38,717,457.47	9.53
6.51 - 7.00	432	64,916,670.68	15.97
7.01 - 7.50	395	54,301,925.60	13.36
7.51 - 8.00	401	50,126,060.96	12.33
8.01 - 8.50	296	33,865,703.40	8.33
8.51 - 9.00	201	21,820,582.25	5.37
9.01 - 9.50	60	5,897,656.12	1.45
9.51 - 10.00	40	3,890,966.94	0.96
10.01 - 10.50	18	1,616,451.14	0.40
10.51 >=	11	993,072.90	0.24
Total:	2,813	406,436,211.44	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
4 - 6	2	379,692.29	0.09
9 - 11	1	121,087.19	0.03
10 - 12	2	219,694.98	0.05
13 - 15	3	479,870.26	0.12
16 - 18	22	3,835,550.17	0.94
19 - 21	290	46,356,465.36	11.41
22 - 24	1,585	234,505,403.74	57.70
25 - 27	4	388,982.13	0.10
28 - 30	10	1,153,870.17	0.28
31 - 33	142	22,189,802.51	5.46
34 - 36	750	96,291,912.40	23.69
37 >=	2	513,880.25	0.13
Total:	2,813	406,436,211.44	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	403	80,639,309.67	19.84
13.01 - 13.50	296	49,567,789.69	12.20
13.51 - 14.00	452	72,113,017.88	17.74
14.01 - 14.50	390	55,082,803.32	13.55
14.51 - 15.00	449	56,423,577.28	13.88
15.01 - 15.50	309	36,826,187.72	9.06
15.51 - 16.00	229	27,175,263.18	6.69
16.01 - 16.50	136	13,854,379.23	3.41
16.51 - 17.00	67	7,119,758.79	1.75
17.01 - 17.50	35	3,738,917.43	0.92
17.51 - 18.00	25	2,222,285.26	0.55
18.01 >=	22	1,672,922.00	0.41
Total:	2,813	406,436,211.44	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	1	275,365.46	0.07
4.51 - 6.00	137	30,242,602.61	7.44
6.01 - 6.50	197	40,124,231.87	9.87
6.51 - 7.00	421	73,967,016.19	18.20
7.01 - 7.50	450	66,811,038.80	16.44
7.51 - 8.00	526	70,612,954.36	17.37
8.01 - 8.50	398	49,844,897.44	12.26
8.51 - 9.00	346	40,510,981.88	9.97
9.01 - 9.50	163	16,442,725.22	4.05
9.51 - 10.00	80	8,664,204.90	2.13
10.01 - 10.50	44	4,723,118.38	1.16
10.51 - 11.00	27	2,479,233.04	0.61
11.01 - 11.50	14	1,244,690.81	0.31
11.51 - 12.00	6	312,538.62	0.08
12.01 - 12.50	2	85,852.79	0.02
12.51 >=	1	94,759.09	0.02
Total:	2,813	406,436,211.44	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	3	450,138.37	0.11
1.5	9	1,065,810.85	0.26
2.0	53	13,896,207.82	3.42
3.0	2,748	391,024,054.41	96.21
Total:	2,813	406,436,211.44	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	2,012	276,968,174.74	68.15
1.5	798	128,861,035.62	31.71
2.0	1	275,365.46	0.07
3.0	2	331,635.62	0.08
Total:	2,813	406,436,211.44	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.  Approximately 6.0% of the mortgage loans in loan group 2 do not provide for any payments of principal either (a) prior to the first rate adjustment date or (b) in the first five years from origination.

Total Number of Loans	2,262
Total Outstanding Loan Balance	$310,345,717		Min	Max
Average Loan Current Balance	$137,200		$2,291	$863,432
Weighted Average Original LTV	81.8%	*
Weighted Average Coupon	7.66%		5.10%	15.75%
Arm Weighted Average Coupon	7.57%
Fixed Weighted Average Coupon	7.90%
Weighted Average Margin	6.93%		2.75%	11.02%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% First Liens	98.0%
% Second Liens	2.0%
% Arms	73.1%	**
% Fixed	26.9%	***
% of Loans with Mortgage Insurance	0.1%

*

Note, for second liens, CLTV is employed in this calculation

**

Including prefunding, adjustable rate loans shall represent approximately 72.5% of the total loan group 2 deal collateral

***

Including prefunding, fixed rate loans shall represent approximately 27.5% of the total loan group 2 collateral

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	15	4,522,572.69	1.46
5.51 - 6.00	88	20,262,860.00	6.53
6.01 - 6.50	131	30,368,142.32	9.79
6.51 - 7.00	272	52,330,933.54	16.86
7.01 - 7.50	269	44,008,062.25	14.18
7.51 - 8.00	438	57,776,823.16	18.62
8.01 - 8.50	329	41,979,812.95	13.53
8.51 - 9.00	274	30,596,142.58	9.86
9.01 - 9.50	122	11,733,083.20	3.78
9.51 - 10.00	62	5,769,636.83	1.86
10.01 - 10.50	34	2,943,219.66	0.95
10.51 - 11.00	30	1,878,483.55	0.61
11.01 - 11.50	16	1,488,338.62	0.48
11.51 - 12.00	19	686,027.00	0.22
12.01 - 12.50	21	640,582.07	0.21
12.51 - 13.00	41	975,866.44	0.31
13.01 - 13.50	55	1,228,644.51	0.40
13.51 - 14.00	32	804,499.95	0.26
14.01 - 14.50	2	39,923.53	0.01
14.51 >=	12	312,062.14	0.10
Total:	2,262	310,345,717.01	100.00

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	8	461,716.14	0.15
476 - 500	4	532,016.73	0.17
501 - 525	74	8,421,697.13	2.71
526 - 550	163	17,062,179.90	5.50
551 - 575	306	33,458,052.99	10.78
576 - 600	376	39,572,649.32	12.75
601 - 625	361	48,663,975.77	15.68
626 - 650	367	55,440,096.28	17.86
651 - 675	240	40,190,279.67	12.95
676 - 700	163	29,056,137.28	9.36
701 - 725	97	18,300,497.56	5.90
726 - 750	71	12,509,500.60	4.03
751 - 775	20	3,980,212.52	1.28
776 - 800	11	2,421,339.65	0.78
801 - 825	1	275,365.46	0.09
Total:	2,262	310,345,717.01	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
1 - 50,000	320	9,568,831.77	3.08
50,001 - 100,000	697	52,389,409.99	16.88
100,001 - 150,000	573	71,187,619.06	22.94
150,001 - 200,000	255	43,935,107.74	14.16
200,001 - 250,000	133	29,569,102.92	9.53
250,001 - 300,000	80	21,900,622.36	7.06
300,001 - 350,000	69	22,645,807.55	7.30
350,001 - 400,000	58	21,765,792.05	7.01
400,001 - 450,000	30	12,776,240.65	4.12
450,001 - 500,000	27	12,933,006.87	4.17
500,001 - 550,000	8	4,209,668.46	1.36
550,001 - 600,000	8	4,697,002.81	1.51
600,001 >=	4	2,767,504.77	0.89
Total:	2,262	310,345,717.01	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.00	58	5,564,656.82	1.79
50.01 - 55.00	24	3,187,054.59	1.03
55.01 - 60.00	39	4,679,870.49	1.51
60.01 - 65.00	47	5,180,489.31	1.67
65.01 - 70.00	83	14,433,205.74	4.65
70.01 - 75.00	158	25,048,715.58	8.07
75.01 - 80.00	858	129,730,184.05	41.80
80.01 - 85.00	243	34,129,181.50	11.00
85.01 - 90.00	305	46,121,996.44	14.86
90.01 - 95.00	118	12,603,385.45	4.06
95.01 - 100.00	329	29,666,977.04	9.56
Total:	2,262	310,345,717.01	100.00
		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	1,495	188,122,802.51	60.62
Reduced	625	95,012,358.79	30.62
No Income/ No Asset	13	2,800,981.34	0.90
Stated Income / Stated Assets	129	24,409,574.36	7.87
Total:	2,262	310,345,717.01	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	2,122	296,194,223.08	95.44
Second Home	5	831,561.92	0.27
Investment	135	13,319,932.01	4.29
Total:	2,262	310,345,717.01	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
State	Loans	Balance	%
California	434	102,827,101.38	33.13
Florida	191	25,143,205.90	8.10
Michigan	162	17,023,610.08	5.49
Texas	178	16,856,268.02	5.43
Ohio	184	15,378,332.97	4.96
Washington	88	14,330,164.92	4.62
Illinois	97	13,469,431.53	4.34
Missouri	107	10,366,147.04	3.34
Arizona	85	9,399,306.22	3.03
Oregon	61	8,811,407.81	2.84
Colorado	41	7,050,191.21	2.27
Indiana	89	7,007,488.61	2.26
Nevada	46	6,092,997.15	1.96
Virginia	37	5,604,317.52	1.81
Georgia	45	5,424,770.05	1.75
Other	417	45,560,976.59	14.68
Total:	2,262	310,345,717.01	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	1,165	154,811,917.08	49.88
Refinance - Rate Term	165	22,998,498.47	7.41
Refinance - Cashout	932	132,535,301.47	42.71
Total:	2,262	310,345,717.01	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	1,251	191,304,210.46	61.64
Arm 3/27	225	34,967,932.88	11.27
Arm 5/25	2	513,880.25	0.17
Arm 6 Month	1	129,892.40	0.04
Fixed Rate	783	83,429,801.02	26.88
Total:	2,262	310,345,717.01	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	1,887	249,831,279.81	80.50
PUD	178	34,108,461.18	10.99
Condo	116	14,799,801.11	4.77
2-4 Family	78	11,409,178.47	3.68
Manufactured Housing	3	196,996.45	0.06
Total:	2,262	310,345,717.01	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	7	1,612,228.47	0.71
4.01 - 4.50	19	5,378,352.06	2.37
4.51 - 5.00	61	12,471,865.78	5.50
5.01 - 5.50	96	24,714,704.03	10.89
5.51 - 6.00	110	22,506,352.97	9.92
6.01 - 6.50	80	14,474,190.31	6.38
6.51 - 7.00	187	31,213,674.94	13.76
7.01 - 7.50	230	33,032,945.38	14.56
7.51 - 8.00	277	35,144,993.15	15.49
8.01 - 8.50	203	23,181,287.86	10.22
8.51 - 9.00	128	14,645,979.37	6.45
9.01 - 9.50	38	3,956,594.04	1.74
9.51 - 10.00	21	2,444,037.33	1.08
10.01 - 10.50	16	1,533,029.32	0.68
10.51 >=	6	605,680.98	0.27
Total:	1,479	226,915,915.99	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
4 - 6	1	129,892.40	0.06
13 - 15	1	208,742.14	0.09
16 - 18	12	2,341,207.96	1.03
19 - 21	158	27,174,211.75	11.98
22 - 24	1,081	161,850,483.18	71.33
25 - 27	2	253,357.64	0.11
28 - 30	6	765,946.49	0.34
31 - 33	36	6,795,237.90	2.99
34 - 36	180	26,882,956.28	11.85
37 >=	2	513,880.25	0.23
Total:	1,479	226,915,915.99	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	232	51,780,050.44	22.82
13.01 - 13.50	129	22,792,088.84	10.04
13.51 - 14.00	228	38,233,751.56	16.85
14.01 - 14.50	208	31,022,533.06	13.67
14.51 - 15.00	278	35,742,255.25	15.75
15.01 - 15.50	185	22,561,807.03	9.94
15.51 - 16.00	102	12,370,806.24	5.45
16.01 - 16.50	58	6,371,107.84	2.81
16.51 - 17.00	27	2,963,775.55	1.31
17.01 - 17.50	15	1,586,470.72	0.70
17.51 - 18.00	13	944,608.46	0.42
18.01 >=	4	546,661.00	0.24
Total:	1,479	226,915,915.99	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	1	275,365.46	0.12
4.51 - 6.00	65	16,492,149.10	7.27
6.01 - 6.50	76	18,564,666.53	8.18
6.51 - 7.00	216	42,951,578.49	18.93
7.01 - 7.50	214	34,893,497.81	15.38
7.51 - 8.00	326	43,574,336.26	19.20
8.01 - 8.50	253	32,804,574.30	14.46
8.51 - 9.00	183	21,864,251.60	9.64
9.01 - 9.50	78	8,366,500.65	3.69
9.51 - 10.00	28	3,333,143.79	1.47
10.01 - 10.50	20	2,140,408.60	0.94
10.51 - 11.00	15	1,108,782.43	0.49
11.01 - 11.50	4	546,661.00	0.24
Total:	1,479	226,915,915.99	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	2	200,338.48	0.09
1.5	3	503,544.44	0.22
2.0	11	5,046,399.97	2.22
3.0	1,463	221,165,633.10	97.47
Total:	1,479	226,915,915.99	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	1,356	194,061,984.89	85.52
1.5	120	32,246,930.02	14.21
2.0	1	275,365.46	0.12
3.0	2	331,635.62	0.15
Total:	1,479	226,915,915.99	100.00